UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2014

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Floor 30 Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Departure of Directors; (b) Departure of Certain Officers; (c) Appointment of Certain Officers; (e) Compensatory Arrangements of Certain Officers

As further described below, after the close of business on September 15, 2014, Atlantic Power Corporation (the “Company”) appointed Kenneth Hartwick, 51, as Interim President and Chief Executive Officer (“CEO”) effective immediately, following the mutual agreement for Barry Welch to step down as President, CEO and a Director of the Company.  Mr. Hartwick will remain a member of the Company’s Board of Directors (the “Board of Directors”).  He will not be a candidate for the permanent President and CEO position and will continue his role as a member of the Board of Directors following the appointment of a new President and CEO.  The Board of Directors has commenced a process to identify and evaluate candidates to serve as the Company’s next President and CEO and will promptly engage a leading executive search firm to assist in the process.

Mr. Hartwick has served as a member of the Board of Directors since October 2004 and has more than 15 years of management experience in the energy sector and 20 years of experience in the financial sector. Mr. Hartwick’s experience in the energy industry spans several markets, and he recently served as President and CEO for Just Energy Group Inc., an integrated retailer of commodity products that sells to residential and commercial businesses, from June 2008 until April 2014.

The Company expects to enter into an employment agreement with Mr. Hartwick for his services as interim President and CEO once the terms of such compensation arrangements are finalized and will file an amendment to this Current Report on Form 8-K to report any additional information required by Item 5.02(c)(3) of Form 8-K within four business days after such information is determined or becomes available.

The Company expects to enter into a separation agreement with Mr. Welch once the terms of such agreement are finalized and will file a Current Report on Form 8-K to report any additional information required by Item 5.02 of Form 8-K within four business days after such information is determined or becomes available.

Item 7.01.                                        Regulation FD Disclosure.

On September 16, 2014, the Company issued a press release (the “Press Release”), which is attached to this Current Report on Form 8-K as Exhibit 99.1.  Also on September 16, 2014, the Company posted to its website materials entitled “Supplementary Investor Materials”, dated September 16, 2014, which materials are attached to this Current Report on Form 8-K as Exhibit 99.2.

Information on the Company’s website is not incorporated by reference in this Current Report on Form 8-K.  The information in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless the Company expressly states that such information is to be considered “filed” under the Exchange Act or incorporates such information by specific reference in a Securities Act or Exchange Act filing.

Item 8.01.                                        Other Events.

Also on September 16, 2014, the Company announced in the Press Release that as part of its previously announced strategic review process, it has concluded that a sale or merger of the Company is not in the best interests of the Company or its stakeholders at this time.  The Company also announced a reduction in its dividend rate to Cdn$0.12 from Cdn$0.40 on an annual basis.

With the assistance of its external financial advisors, Goldman, Sachs & Co. and Greenhill & Co., LLC, the Company’s Board of Directors conducted a thorough review of the options available to the Company with respect to a possible sale or merger.  The Board of Directors has determined that the interests of the Company and its stakeholders are best served at this time by continuing to operate as an independent company and executing the

Company’s business plan, including the objectives of enhancing the value of its existing assets through optimization investments and commercial activities, delivering its balance sheet to improve both its cost of capital and ability to compete for new investments, and utilizing the Company’s core competencies to create proprietary investment opportunities.  In addition, the Company will continue to assess other potential options, including asset sales or the contribution of assets to a joint venture in order to raise additional capital for growth and/or debt reduction.

The Company intends to continue to allocate a portion of its Free Cash Flow (as defined by the Company) to optimization investments in its existing projects that are expected to produce attractive returns.  As part of its commercial optimization efforts, the Company is proactively seeking extensions of existing power purchase agreements at several of its projects prior to their expiration dates in 2018 and later.  The Company also intends to pursue external growth opportunities with accretive returns, to the extent available.  The Company also intends to continue its efforts to reduce general and administrative and other corporate expenses.

As previously disclosed, the allocation of a significant portion of the Company’s available cash flow to mandatory debt amortization reduces the amount of cash flow available for other corporate purposes.  As part of the strategic review process, the Board of Directors, together with management, assessed the best uses of currently anticipated Free Cash Flow in order to meet the Company’s objectives, including enhancing the value of existing assets, delivering its balance sheet to improve both its cost of capital and ability to compete for new investments, and providing a current return to its shareholders.  After taking into consideration all of these objectives, the Board of Directors has determined to set a dividend level of Cdn$0.12 per share on an annual basis, equivalent to approximately US$13 million annually.

Going forward, the Company intends to pay dividends on a quarterly basis.  As previously announced, the monthly dividend of Cdn$0.03333 declared August 15, 2014 will be paid September 30, 2014.  The Company will then move to a quarterly dividend rate of Cdn$0.03, with the first quarterly dividend to be declared in November and paid at the end of December 2014.  Dividends to shareholders are paid, if and when declared by, and subject to the discretion of, the Board of Directors.

*                                         *                                         *                                         *                                         *                                         *

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this Current Report on Form 8-K contain information that is not historical, these statements are forward-looking statements or forward-looking information, as applicable, within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and under Canadian securities law (collectively “forward-looking statements”).

Forward-looking statements can generally be identified by the use of words such as “should,” “intend,” “may,” “expect,” “believe,” “anticipate,” “estimate,” “continue,” “plan,” “project,” “will,” “could,” “would,” “target,” “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties and should not be read as guarantees of future performance or results, and undue reliance should not be placed on such statements. Please refer to the factors discussed under “Risk Factors” and “Forward-Looking Information” in the Company’s periodic reports as filed with the Securities and Exchange Commission from time to time for a detailed discussion of the risks and uncertainties affecting the Company, including, without limitation, the Company’s ability to evaluate and/or implement potential options, including asset sales or joint ventures to raise additional capital for growth and/or potential debt reduction, and the impact any such potential options may have on the Company or the Company’s stock price. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this Current Report on Form 8-K and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company, dated September 16, 2014
99.2	Supplementary Investor Materials, dated September 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: September 16, 2014	By:	/s/ Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company, dated September 16, 2014
99.2	Supplementary Investor Materials, dated September 16, 2014